Form 2

      ANNUAL STATEMENT FOR THE YEAR 1996 OF THE TITAN INDEMNITY COMPANY

             SCHEDULE P - ANALYSIS OF LOSSES AND LOSS EXPENSES
                             Notes to Schedule P

(1) The Parts of Schedule P:
    Part 1 - detailed information on losses and loss expenses.
    Part 2 - history of incurred losses and allocated expenses.
    Part 3 - history of loss and allocated expense payments.
    Part 4 - history of bulk and incurred-but-not reported reserves.
    Part 5 - history of claims.
    Part 6 - history of premiums earned.
    Part 7 - history of loss sensitive contracts.
    Schedule P Interrogatories

(2) Lines of business A through M, R, and S are groupings of the lines of business used on the state page.


(3) Reinsurance A, B, C, and D (lines N to Q) are:
    Reinsurance A = nonproportional property (1988 and subsequent) Reinsurance B = nonproportional liability (1988 and subsequent) Reinsurance C = financial lines (1988 and subsequent)
    Reinsurance D = old Schedule O line 30 (1987 and prior)

(4) Parts 2 and 4 are gross of all discounting, including tabular discounting. Part 1 is gross of only non-tabular discounting, which is reported in Columns 31 and 32 of Part 1. The tabular discount, if any, is reported in the Notes to Financial Statements which will reconcile Part 1 with Parts 2 and 4.


                       SCHEDULE P - PART 1 - SUMMARY
                                ($000 omitted)

!-------------#-----------------------------------------#-----------------------------#
|             |             Premiums Earned             |                             |
|      1      |-------------#-------------#-------------|-----------------------------#
|    Years    |      2      |      3      |      4      |         Loss Payments       |
|   in Which  |             |             |             |                             |
|Premiums Were|             |             |             |--------------#--------------|
|  Earned and |   Direct    |             |     Net     |      5       |      6       |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|
|             |             |             |             |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |           48 |            0 |
| 2. 1987     |      46,801 |      28,439 |      18,362 |        9,399 |        1,159 |
| 3. 1988     |      55,531 |       9,642 |      45,889 |       16,703 |          171 |
| 4. 1989     |      29,066 |       2,265 |      26,801 |       10,883 |          572 |
| 5. 1990     |      19,365 |       2,254 |      17,111 |        6,856 |          646 |
| 6. 1991     |      26,424 |       4,193 |      22,231 |       12,346 |        2,989 |
| 7. 1992     |      36,393 |       7,550 |      28,843 |       18,515 |        5,832 |
| 8. 1993     |      53,952 |      13,898 |      40,054 |       25,285 |       10,547 |
| 9. 1994     |      72,990 |      11,060 |      61,930 |       34,889 |       13,171 |
|10. 1995     |      58,943 |       9,763 |      49,180 |       12,353 |          731 |
|11. 1996     |      67,056 |       5,789 |      61,267 |       10,985 |          109 |
|-------------|-------------|-------------|-------------|--------------|--------------|
|12. Totals   |    X X X    |    X X X    |    X X X    |      158,262 |       35,927 |
|             |             |             |             |              |              |
!-------------#-----------------------------------------#------------------------------
!-------------#--------------------------------------------------------------------------#--------------#
|             |       Loss and Loss Expense Payments                                     |              |
|      1      #-----------------------------#--------------#--------------#--------------|      12      |
|    Years    |         Allocated Loss      |      9       |      10      |      11      |              |
|   in Which  |        Expense Payments     |              |              |              |  Number of   |
|Premiums Were|--------------#--------------|   Salvage    | Unallocated  |    Total     |    Claims    |
|  Earned and |      7       |      8       |     and      |     Loss     |   Net Paid   |  Reported -  |
| Losses Were |    Direct    |              | Subrogation  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  | and Assumed  |    Ceded     |   Received   |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |              |              |
| 1. Prior    |           13 |            0 |            0 |            2 |           63 |    X X X     |
| 2. 1987     |        4,926 |          300 |          104 |        1,517 |       14,383 |    X X X     |
| 3. 1988     |        8,989 |           25 |          166 |        3,060 |       28,556 |    X X X     |
| 4. 1989     |        6,102 |            7 |          657 |        1,572 |       17,978 |    X X X     |
| 5. 1990     |        3,020 |           53 |           99 |        1,317 |       10,494 |    X X X     |
| 6. 1991     |        3,882 |          416 |        4,135 |        1,763 |       14,586 |    X X X     |
| 7. 1992     |        6,703 |        1,128 |        1,589 |        2,139 |       20,397 |    X X X     |
| 8. 1993     |        6,544 |        1,224 |          429 |        1,652 |       21,710 |    X X X     |
| 9. 1994     |        6,127 |        1,053 |          632 |        1,962 |       28,754 |    X X X     |
|10. 1995     |        2,686 |           18 |          314 |        1,495 |       15,785 |    X X X     |
|11. 1996     |          949 |            6 |          268 |        1,489 |       13,308 |    X X X     |
|-------------|--------------|--------------|--------------|--------------|--------------|--------------|
|12. Totals   |       49,941 |        4,230 |        8,393 |       17,968 |      186,014 |    X X X     |
|             |              |              |              |              |              |              |
!----------------------------------------------------------------------------------------#--------------#


!-------------#--------------------------------------------------------#------------------------------#
|             |                      Losses Unpaid                     |Allocated Loss Expenses Unpaid|
|             |---------------------------#----------------------------|----------------------------- #
|             |          Case Basis       |          Bulk + IBNR       |          Case Basis          |
|             |-------------#-------------|-------------#--------------|--------------#-------------- |
|             |     13      |     14      |     15      |      16      |      17      |      18       |
|             |   Direct    |             |   Direct    |              |    Direct    |               |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded      |
|-------------|-------------|-------------|-------------|--------------|--------------|-------------- |
|             |             |             |             |              |              |               |
| 1. Prior    |           5 |           0 |           0 |            0 |           34 |            0  |
| 2. 1987     |         410 |           0 |           0 |            0 |           28 |            0  |
| 3. 1988     |         451 |           0 |           0 |            0 |          164 |            0  |
| 4. 1989     |         703 |           0 |           0 |            0 |          116 |            0  |
| 5. 1990     |         384 |         (21)|          64 |           34 |          180 |            1  |
| 6. 1991     |      (1,123)|      (1,211)|         417 |          207 |          420 |           21  |
| 7. 1992     |       1,660 |          89 |         323 |          142 |          677 |           46  |
| 8. 1993     |       3,172 |         183 |         156 |           57 |        1,347 |           66  |
| 9. 1994     |       9,228 |       1,101 |         371 |           45 |        2,905 |          190  |
|10. 1995     |       7,120 |          60 |       3,165 |          553 |        3,511 |            0  |
|11. 1996     |      10,013 |          71 |       8,644 |          796 |        3,459 |           13  |
|-------------|-------------|-------------|-------------|--------------|--------------|-------------- |
|12. Totals   |      32,023 |         272 |      13,140 |        1,834 |       12,841 |          337  |
|             |             |             |             |              |              |               |
!-------------#-----------------------------------------#----------------------------------------------
!-------------#------------------------------#--------------#--------------#--------------#-------------#
|             |Allocated Loss Expenses Unpaid|              |              |              |             |
|             # -----------------------------|      21      |      22      |      23      |     24      |
|             |           Bulk + IBNR        |              |              |              |  Number of  |
|             | --------------#--------------|   Salvage    | Unallocated  |    Total     |   Claims    |
|             |       19      |      20      |     and      |     Loss     |  Net Losses  |Outstanding -|
|             |     Direct    |              | Subrogation  |   Expenses   | and Expenses |   Direct    |
|             |  and Assumed  |    Ceded     | Anticipated  |    Unpaid    |    Unpaid    | and Assumed |
|-------------| --------------|--------------|--------------|--------------|--------------|-------------|
|             |               |              |              |              |              |             |
| 1. Prior    |             0 |            0 |            0 |            0 |           39 |    X X X    |
| 2. 1987     |             0 |            0 |            0 |            7 |          445 |    X X X    |
| 3. 1988     |             0 |            0 |            0 |            8 |          623 |    X X X    |
| 4. 1989     |             0 |            0 |            0 |           12 |          831 |    X X X    |
| 5. 1990     |             0 |            0 |           23 |            7 |          621 |    X X X    |
| 6. 1991     |             2 |            0 |        1,079 |           14 |          713 |    X X X    |
| 7. 1992     |             4 |            0 |           76 |           28 |        2,415 |    X X X    |
| 8. 1993     |             3 |            0 |          129 |           53 |        4,425 |    X X X    |
| 9. 1994     |            11 |            0 |            1 |          145 |       11,324 |    X X X    |
|10. 1995     |           995 |            0 |          190 |          176 |       14,354 |    X X X    |
|11. 1996     |         2,924 |            0 |            0 |          672 |       24,832 |    X X X    |
|-------------| --------------|--------------|--------------|--------------|--------------|-------------|
|12. Totals   |         3,939 |            0 |        1,498 |        1,122 |       60,622 |    X X X    |
|             |               |              |              |              |              |             |
!-------------- -----------------------------------------------------------#--------------#--------------#

!-------------#-----------------------------------------#--------------------------------------------#
|             |            Total Losses and             |      Loss and Loss Expense Percentage      |
|             |         Loss Expenses Incurred          |         (Incurred/Premiums Earned)         |
|             |-------------#-------------#-------------|--------------#--------------#--------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |
|             |   Direct    |             |             |    Direct    |              |              |
|             | and Assumed |    Ceded    |     Net     | and Assumed  |    Ceded     |     Net      |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |
| 1. Prior    |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
| 2. 1987     |      16,287 |       1,459 |      14,828 |         34.8 |          5.1 |         80.8 |
| 3. 1988     |      29,375 |         196 |      29,179 |         52.9 |          2.0 |         63.6 |
| 4. 1989     |      19,388 |         579 |      18,809 |         66.7 |         25.6 |         70.2 |
| 5. 1990     |      11,828 |         713 |      11,115 |         61.1 |         31.6 |         65.0 |
| 6. 1991     |      17,721 |       2,422 |      15,299 |         67.1 |         57.8 |         68.8 |
| 7. 1992     |      30,049 |       7,237 |      22,812 |         82.6 |         95.9 |         79.1 |
| 8. 1993     |      38,212 |      12,077 |      26,135 |         70.8 |         86.9 |         65.2 |
| 9. 1994     |      55,638 |      15,560 |      40,078 |         76.2 |        140.7 |         64.7 |
|10. 1995     |      31,501 |       1,362 |      30,139 |         53.4 |         14.0 |         61.3 |
|11. 1996     |      39,135 |         995 |      38,140 |         58.4 |         17.2 |         62.3 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|
|12. Totals   |    X X X    |    X X X    |    X X X    |    X X X     |    X X X     |    X X X     |
|             |             |             |             |              |              |              |
!-------------#-----------------------------------------#---------------------------------------------
!-------------#-----------------------------#--------------#-----------------------------#
|             |                             |              |  Net Balance Sheet Reserves |
|             |     Nontabular Discount     |      33      |        After Discount       |
|             |--------------#--------------|Inter-Company |--------------#--------------|
|             |      31      |      32      |   Pooling    |      34      |      35      |
|             |              |     Loss     |Participation |    Losses    |Loss Expenses |
|             |     Loss     |   Expense    |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|--------------|--------------|
|             |              |              |              |              |              |
| 1. Prior    |            0 |            0 |    X X X     |            5 |           34 |
| 2. 1987     |            0 |            0 |          0.0 |          410 |           35 |
| 3. 1988     |            0 |            0 |          0.0 |          451 |          172 |
| 4. 1989     |            0 |            0 |          0.0 |          703 |          128 |
| 5. 1990     |            0 |            0 |          0.0 |          435 |          186 |
| 6. 1991     |            0 |            0 |          0.0 |          298 |          415 |
| 7. 1992     |            0 |            0 |          0.0 |        1,752 |          663 |
| 8. 1993     |            0 |            0 |          0.0 |        3,088 |        1,337 |
| 9. 1994     |            0 |            0 |          0.0 |        8,453 |        2,871 |
|10. 1995     |            0 |            0 |          0.0 |        9,672 |        4,682 |
|11. 1996     |            0 |            0 |          0.0 |       17,790 |        7,042 |
|-------------|--------------|--------------|--------------|--------------|--------------|
|12. Totals   |            0 |            0 |    X X X     |       43,057 |       17,565 |
|             |              |              |              |              |              |
!-------------------------------------------------------------------------#--------------#

Form 2

       ANNUAL STATEMENT FOR THE YEAR 1996 OF THE TITAN INDEMNITY COMPANY


                         SCHEDULE P - PART 2 - SUMMARY

!-------------------#-----------------------------------------------------------------------------------#
|         1         |    Incurred Losses and Allocated Expenses Reported At Year End ($000 omitted)     |
|   Years in Which  |---------------------------#-------------#-------------#-------------#-------------#
|    Losses Were    |      2      |      3      |      4      |      5      |      6      |      7      |
|     Incurred      |    1987     |    1988     |    1989     |    1990     |    1991     |    1992     |
|-------------------|-------------|-------------|-------------|-------------|-------------|-------------|
|                   |             |             |             |             |             |             |
|                   |             |             |             |             |             |             |
|  1.   Prior       |       3,854 |       4,003 |       3,100 |       2,866 |       2,928 |       2,923 |
|  2.   1987        |      11,706 |      12,895 |      13,604 |      13,502 |      13,249 |      13,312 |
|  3.   1988        |    X X X    |      28,114 |      27,511 |      28,180 |      27,891 |      26,240 |
|  4.   1989        |    X X X    |    X X X    |      20,553 |      19,961 |      19,502 |      18,318 |
|  5.   1990        |    X X X    |    X X X    |    X X X    |      10,518 |      11,093 |      11,455 |
|  6.   1991        |    X X X    |    X X X    |    X X X    |    X X X    |      13,107 |      13,672 |
|  7.   1992        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |      16,859 |
|  8.   1993        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  9.   1994        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10.   1995        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11.   1996        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|                   |             |             |             |             |             |             |
!-------------------#-----------------------------------------------------------------------------------|
|                                                                                                       |
| 12.    Totals                                                                                         |
|                                                                                                       |
!-------------------#-----------------------------------------------------------------------------------|
!-------------------#-------------------------------------------------------#-----------------------------#
|                   |       Incurred Losses and Allocated Expenses          |                             |
|         1         |         Reported At Year End ($000 omitted)           |         Development         |
|   Years in Which  #-------------#-------------#-------------#-------------|--------------#--------------|
|    Losses Were    |      8      |      9      |     10      |     11      |      12      |      13      |
|     Incurred      |    1993     |    1994     |    1995     |    1996     |   One Year   |   Two Year   |
|-------------------|-------------|-------------|-------------|-------------|--------------|--------------|
|                   |             |             |             |             |              |              |
|                   |             |             |             |             |              |              |
|  1.   Prior       |       3,017 |       3,021 |       3,059 |       3,111 |           52 |           90 |
|  2.   1987        |      12,990 |      13,082 |      13,205 |      13,304 |           99 |          222 |
|  3.   1988        |      25,955 |      25,815 |      25,851 |      26,111 |          260 |          296 |
|  4.   1989        |      17,347 |      17,343 |      17,116 |      17,225 |          109 |         (118)|
|  5.   1990        |      10,510 |      10,714 |       9,819 |       9,791 |          (28)|         (923)|
|  6.   1991        |      14,189 |      13,813 |      13,412 |      13,522 |          110 |         (291)|
|  7.   1992        |      17,965 |      19,628 |      20,549 |      20,645 |           96 |        1,017 |
|  8.   1993        |      23,501 |      23,620 |      24,977 |      24,430 |         (547)|          810 |
|  9.   1994        |    X X X    |      33,932 |      33,930 |      37,971 |        4,041 |        4,039 |
| 10.   1995        |    X X X    |    X X X    |      29,104 |      28,468 |         (636)|    X X X     |
| 11.   1996        |    X X X    |    X X X    |    X X X    |      35,979 |    X X X     |    X X X     |
|                   |             |             |             |             |              |              |
!---------------------------------------------------------------------------#-----------------------------#
|                                                                           |              |              |
| 12.    Totals                                                             |        3,556 |        5,142 |
|                                                                           |              |              |
!---------------------------------------------------------------------------#-----------------------------#


                       SCHEDULE P - PART 3 - SUMMARY

!-------------------#-----------------------------------------------------------------------------------#
|                   |                                                                                   |
|         1         |      Cumulative Paid Losses and Allocated Expenses At Year End ($000 omitted)     |
|   Years in Which  |-------------#-------------#-------------#-------------#-------------#-------------#
|    Losses Were    |      2      |      3      |      4      |      5      |      6      |      7      |
|     Incurred      |    1987     |    1988     |    1989     |    1990     |    1991     |    1992     |
|                   |             |             |             |             |             |             |
|-------------------|-------------|-------------|-------------|-------------|-------------|-------------|
|                   |             |             |             |             |             |             |
|  1.   Prior       |     000     |         835 |       1,407 |       1,921 |       2,400 |       2,710 |
|  2.   1987        |       3,012 |       6,495 |       8,150 |      10,385 |      11,700 |      12,289 |
|  3.   1988        |    X X X    |       3,641 |       8,717 |      15,421 |      19,657 |      21,689 |
|  4.   1989        |    X X X    |    X X X    |       4,513 |       8,422 |      12,072 |      14,125 |
|  5.   1990        |    X X X    |    X X X    |    X X X    |         874 |       3,117 |       5,590 |
|  6.   1991        |    X X X    |    X X X    |    X X X    |    X X X    |       1,871 |       5,632 |
|  7.   1992        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |       2,473 |
|  8.   1993        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  9.   1994        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10.   1995        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11.   1996        |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|                   |             |             |             |             |             |             |
!-------------------#------------------------------------------------------------------------------------
!-------------------#-------------------------------------------------------#--------------#--------------#
|                   |    Cumulative Paid Losses and Allocated Expenses      |      12      |      13      |
|         1         |            At Year End ($000 omitted)                 |  Number of   |  Number of   |
|   Years in Which  |-------------#-------------#-------------#-------------|    Claims    |    Claims    |
|    Losses Were    |      8      |      9      |     10      |     11      | Closed With  |    Closed    |
|     Incurred      |    1993     |    1994     |    1995     |    1996     |     Loss     | Without Loss |
|                   |             |             |             |             |   Payment    |   Payment    |
|-------------------|-------------|-------------|-------------|-------------|--------------|--------------|
|                   |             |             |             |             |              |              |
|  1.   Prior       |       2,931 |       2,989 |       3,011 |       3,072 |    X X X     |    X X X     |
|  2.   1987        |      12,669 |      12,789 |      12,857 |      12,866 |    X X X     |    X X X     |
|  3.   1988        |      24,567 |      25,091 |      25,346 |      25,496 |    X X X     |    X X X     |
|  4.   1989        |      15,388 |      16,122 |      16,351 |      16,406 |    X X X     |    X X X     |
|  5.   1990        |       7,100 |       8,151 |       8,865 |       9,177 |    X X X     |    X X X     |
|  6.   1991        |       9,483 |      11,942 |      12,180 |      12,823 |    X X X     |    X X X     |
|  7.   1992        |       7,587 |      11,976 |      16,496 |      18,258 |    X X X     |    X X X     |
|  8.   1993        |       5,167 |      11,976 |      17,612 |      20,058 |    X X X     |    X X X     |
|  9.   1994        |    X X X    |       9,146 |      20,228 |      26,792 |    X X X     |    X X X     |
| 10.   1995        |    X X X    |    X X X    |       8,433 |      14,290 |    X X X     |    X X X     |
| 11.   1996        |    X X X    |    X X X    |    X X X    |      11,819 |    X X X     |    X X X     |
|                   |             |             |             |             |              |              |
!-------------------#-------------------------------------------------------#-----------------------------#

                         SCHEDULE P - PART 4 - SUMMARY

!-------------------#---------------------------------------------------------------------#
|                   |      Bulk and Incurred But Not Reported Reserves on Losses and      |
|         1         |            Allocated Expenses at Year End ($000 omitted)            |
|   Years in Which  |-------------#-------------#-------------#-------------#-------------#
|      Losses       |      2      |      3      |      4      |      5      |      6      |
|   Were Incurred   |    1987     |    1988     |    1989     |    1990     |    1991     |
|-------------------|-------------|-------------|-------------|-------------|-------------|
|                   |             |             |             |             |             |
|  1.     Prior     |       1,809 |       1,658 |         574 |         309 |         112 |
|  2.     1987      |       4,632 |       3,120 |       1,548 |         881 |         244 |
|  3.     1988      |    X X X    |      12,752 |       6,283 |       2,765 |         981 |
|  4.     1989      |    X X X    |    X X X    |       7,980 |       4,292 |       1,451 |
|  5.     1990      |    X X X    |    X X X    |    X X X    |       5,208 |       1,017 |
|  6.     1991      |    X X X    |    X X X    |    X X X    |    X X X    |       4,898 |
|  7.     1992      |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  8.     1993      |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|  9.     1994      |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 10.     1995      |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
| 11.     1996      |    X X X    |    X X X    |    X X X    |    X X X    |    X X X    |
|                   |             |             |             |             |             |
------#------------------------------------------------------------------------------------
!-------------------#----------------------------------------------------------------------
|                   |        Bulk and Incurred But Not Reported Reserves on Losses and     |
|         1         |             Allocated Expenses at Year End ($000 omitted)            |
|   Years in Which  #-------------#-------------#-------------#-------------#--------------|
|      Losses       |      7      |      8      |      9      |     10      |      11      |
|   Were Incurred   |    1992     |    1993     |    1994     |    1995     |    1996      |
|-------------------|-------------|-------------|-------------|-------------|--------------|
|                   |             |             |             |             |              |
|  1.     Prior     |          67 |           5 |           0 |           0 |            0 |
|  2.     1987      |         183 |           7 |           4 |           0 |            0 |
|  3.     1988      |         493 |          87 |          26 |          12 |            0 |
|  4.     1989      |         522 |         112 |          59 |          44 |            0 |
|  5.     1990      |         542 |          69 |         205 |          59 |           30 |
|  6.     1991      |       1,134 |         631 |         307 |         178 |          212 |
|  7.     1992      |       7,738 |       2,466 |         561 |         154 |          185 |
|  8.     1993      |    X X X    |       9,203 |       1,721 |         597 |          102 |
|  9.     1994      |    X X X    |    X X X    |      10,027 |         963 |          337 |
| 10.     1995      |    X X X    |    X X X    |    X X X    |      10,114 |        3,607 |
| 11.     1996      |    X X X    |    X X X    |    X X X    |    X X X    |       10,772 |
|                   |             |             |             |             |              |
------#---------------------------------------------------------------------#--------------#




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